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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 1999

          PRUDENTIAL-BACHE/A.G. SPANOS GENESIS INCOME PARTNERS L.P., I
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             (Exact name of Registrant as specified in its charter)

Delaware                                       0-16861           94-3028298
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(State or other jurisdiction                 (Commission     (I.R.S. Employer
of incorporation or organization)            File Number)    Identification No.)

1341 West Robinhood, Suite B-9, Stockton, CA                     95207
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (209) 478-0140

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5. Other Events.

   Prudential-Bache Properties, Inc. and A.G. Spanos Residential Partners-86, as general partners of Prudential-Bache/A.G. Spanos Genesis Income Partners L.P., I (the 'Partnership'), have completed the liquidation of the Partnership's remaining assets. On September 30, 1999, the Partnership made a final liquidating distribution of $54.86 per Unit to Unitholders. This distribution represented the remaining cash of the Partnership after the sale of its last property and after payment of its remaining liabilities. As the distribution of this amount to the Unitholders of the Partnership represented the final step in the liquidation of the Partnership, the general partners terminated the Partnership effective October 13, 1999.

Item 7. Financial Statements and Exhibits.

   (c) Exhibit 99 Letter to Unitholders of Prudential-Bache/A.G. Spanos Genesis Income Partners L.P., I

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prudential-Bache/A.G. Spanos Genesis Income Partners L.P., I (Registrant)

By: A.G. Spanos Residential Partners-86, General Partner
    By: AGS Financial Corporation, a general partner

         By: /s/ Arthur J. Cole                         Date: October 22, 1999
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         Arthur J. Cole
         President and Chief Accounting Officer

    By: A.G. Spanos Realty, Inc., a general partner

         By: /s/ Arthur J. Cole                         Date: October 22, 1999
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         Arthur J. Cole
         Vice President and Chief Accounting Officer

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